UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

NEWGIOCO GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

130 Adelaide Street West, Suite 701

Toronto, Ontario Canada M5H 2K4

October 16, 2020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Newgioco Group, Inc.:

We hereby notify you that the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting” or “Annual Meeting”) of Newgioco Group, Inc., a Delaware corporation (the “Company”), will be held on November 20, 2020 beginning at 10:00 a.m. Eastern Time, at the Company’s offices, 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4, for the following purposes:

(1)	to elect the five (5) nominees for director named herein to our Board of Directors (the “Board” or “Board of Directors”) to hold office until our next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)	to ratify the appointment of BDO AG as our independent registered public accounting firm for our fiscal year ending on December 31, 2020;

(3)	to approve an amendment to our 2018 Equity Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan by an additional 1,850,000 shares of common stock; and

(4)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

However, because we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Annual Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a teleconference), we will make an announcement in the manner discussed in these materials and on our corporate website at: www.newgiocogroup.com.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on September 23, 2020 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2020 Annual Meeting. The list of the stockholders of record as of the close of business on September 23, 2020 will be made available for inspection at the meeting and will be available for the ten days preceding the meeting at the Company’s offices located at 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 20, 2020

On or about October 16, 2020, we will begin mailing this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2019.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS AND SUCH MATERIALS WILL BE SENT TO YOU.

By order of the Board of Directors,

/s/ Michele Ciavarella

Michele Ciavarella

Chairman and Chief Executive Officer

130 Adelaide Street West, Suite 701

Toronto, Ontario Canada M5H 2K4

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on November 20, 2020

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.0001 par value per share, of Newgioco Group, Inc., a Delaware corporation (referred to as “Newgioco,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of Newgioco (the “Board” or “Board of Directors”) of proxies to be voted at our 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting” or “Annual Meeting”) to be held on November 20, 2020, beginning at 10:00 a.m., local time at Newgioco’s offices located at 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4, and at any adjournment or postponement of our 2020 Annual Meeting.

The purpose of the 2020 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting. The Board of Directors knows of no other business that will come before the 2020 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the five (5) nominees named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of BDO AG (“BDO”) as our independent registered public accounting firm for our fiscal year ending on December 31, 2020; and (3) FOR the approval of an amendment to our 2018 Equity Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan by an additional 1,850,000 shares of common stock (the “Amendment”).

ANNUAL MEETING ADMISSION

All stockholders as of the record date are welcome to attend the 2020 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the record date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2020 Annual Meeting, you will be required to present proof of your ownership of our common stock on the record date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2020 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2020 Annual Meeting.

Information on how to obtain directions to attend the 2020 Annual Meeting is available at: www.newgiocogroup.com.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with Newgioco’s transfer agent, Signature Stock Transfer, Inc., you are considered the “stockholder of record” of those shares and the proxy statement is being sent directly to you by Newgioco. If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the 2020 Annual Meeting. If you choose to have your shares voted by proxy, you may submit a proxy by using the internet (please visit www.proxyvote.com and follow the instructions), or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the 2020 Annual Meeting in accordance with your instructions.

Submit a Proxy by Mail

If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Submit a proxy by Internet

If you choose to submit a proxy by internet, go to www.proxyvote.com to complete an electronic proxy card. Have your proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Your internet vote must be received by 11:59 p.m. Eastern Time on November 19, 2020 to be counted.

Voting at the Annual Meeting

If you choose to attend the meeting you must first confirm if seating space is available by calling Company General Counsel, Julian Doyle at 416.306.1771 and you may cast your vote in person if seating is available. Submitting a proxy by mail or internet will not limit your right to vote at the 2020 Annual Meeting if you decide to attend in person.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and the proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2020 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2020 Annual Meeting, you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

ADDITIONAL INFORMATION ABOUT VOTING

Q: What information is contained in the proxy statement?

A: The information included in this proxy statement relates to the proposals to be voted on at the 2020 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q: How do I get electronic access to the proxy materials?

A: This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2019 are available at www.newgiocogroup.com.

Q: What items of business will be voted on at the 2020 Annual Meeting?

A: The three (3) items of business scheduled to be voted on at the 2020 Annual Meeting are: (1) the election of the five (5) nominees named herein as directors; (2) the ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending on December 31, 2020; and (3) the approval of the Amendment. We will also consider any other business that properly comes before the 2020 Annual Meeting.

Q: How does the Board of Directors recommend that I vote?

A: The Board of Directors recommends that you vote your shares (1) FOR each of the nominees named herein for election to the Board of Directors; (2) FOR the ratification of the appointment of BDO as our independent registered public accounting firm for our fiscal year ending on December 31, 2020; and (3) FOR the approval of the Amendment.

Q: What shares can I vote?

A: You may vote or cause to be voted all shares owned by you as of the close of business on September 23, 2020, the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder. If your shares are registered directly in your name on the books of Newgioco maintained with Newgioco’s transfer agent, Signature Stock Transfer, Inc., you are considered the “record holder” of those shares, and the proxy statement is sent directly to you by Newgioco. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the 2020 Annual Meeting.

Beneficial Owner of Shares Held in Street Name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2020 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2020 Annual Meeting you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors. The uncontested election of directors and the approval of the amendment to the Newgioco Group, Inc. 2018 Equity Incentive Plan are not considered routine matters; and, therefore, brokers do not have the discretion to vote on those proposals. If you hold your shares in street name and you do not instruct your broker how to vote in these matters not considered routine, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q: Can I change my vote or revoke my proxy?

A: You may change your vote or revoke your proxy at any time before the final vote at the 2020 Annual Meeting. To change your vote or revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Newgioco Group, Inc., 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4; (2) submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) by appearing at the 2020 Annual Meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy unless you specifically so request.

For shares you hold beneficially, you should follow the instructions provided by your broker, bank or nominee.

Q: Who can help answer my questions?

A: If you have any questions about the 2020 Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Newgioco Group, Inc., at 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4 or by phone at +39-391-306-4134.

Q: How are votes counted?

A: In the election of directors, you may vote FOR all of the five (5) nominees named herein or you may direct your vote to be WITHHELD with respect to any one or more of the five nominees.

If you provide specific instructions, your shares will be voted as you instruct. If you are a record holder and you submit your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR each of the five (5) nominees for election to the Board of Directors; (2) FOR the ratification of the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2020; and (3) FOR the approval of the Amendment. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q: What is a quorum and why is it necessary?

A: Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our shares of common stock outstanding and entitled to vote on September 23, 2020 are necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or, in the case of a beneficial owner, one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2020 Annual Meeting. Broker non-votes (which result when your shares are held in “street name”, and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares or declines to exercise discretion on a particular matter) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the stockholders entitled to vote at the meeting present at the meeting in person or represented by proxy may adjourn the meeting despite the absence of a quorum.

Q: What is the voting requirement to approve each of the proposals?

A: For Proposal 1 (the election of directors), the five (5) persons named herein receiving the highest number of FOR votes (from the holders of votes of shares present in person or represented by proxy at the 2020 Annual Meeting and entitled to vote on the election of directors) will be elected. Only votes FOR or WITHHELD will affect the outcome. Abstentions and broker non-votes will have no effect on the outcome of the vote as long as each nominee receives at least one FOR vote. You do not have the right to cumulate your votes.

To be approved, Proposal 2, which relates to the ratification of the appointment of BDO, as our independent registered public accounting firm for the year ending December 31, 2020, must receive FOR votes from the holders of a majority of the votes cast at the 2020 Annual Meeting. Abstentions are not votes cast and therefore will have no effect on the outcome of this proposal. Although none are expected to exist in connection with Proposal 2 since this is a routine matter for which brokers have discretion to vote if beneficial owners do not provide voting instructions, broker non-votes, if any, are not votes cast and therefore will have no effect on the outcome of this proposal. This vote is advisory, and therefore is not binding on us, the Audit Committee or the Board of Directors. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

To be approved, Proposal 3, which relates to the approval of an increase in the number of shares of common stock that may be granted under our 2018 Equity Incentive Plan, must receive FOR votes from the holders of a majority of the votes cast at the 2020 Annual Meeting. Abstentions and broker-non-votes are not votes cast and therefore will have no effect on the outcome of this proposal.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker or nominee is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2020 Annual Meeting is Proposal 2. If you do not direct your broker how to vote with respect to Proposal 2 your broker may exercise discretion and your broker may vote your shares on that proposal in its discretion. Therefore, it is important that you provide voting instructions to your broker or other nominee, if you wish to determine the voting of your shares. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for a director in Proposal 1 or how to vote for Proposal 3 your broker may not exercise discretion and may not vote your shares on that proposal.

We recommend you to vote FOR all three (3) proposals.

Q: What should I do if I receive more than one proxy statement?

A: You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q: Where can I find the voting results of the 2020 Annual Meeting?

A: We intend to announce preliminary voting results at the 2020 Annual Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the 2020 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2020 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q: What happens if additional matters are presented at the 2020 Annual Meeting?

A: Other than the three (3) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2020 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Michele Ciavarella, our Chief Executive Officer, and Mr. Mark Korb, our Chief Financial Officer, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2020 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q: How many shares are outstanding and how many votes is each share entitled?

A: Each share of our common stock that is issued and outstanding as of the close of business on September 23, 2020, the record date, is entitled to be voted on all items being voted on at the 2020 Annual Meeting, with each share being entitled to one vote on each matter. As of the record date, September 23, 2020, 16,700,139 shares of common stock were issued and outstanding.

Q: Who will count the votes?

A: One or more inspectors of election will tabulate the votes.

Q: Is my vote confidential?

A: Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Newgioco or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q: Who will bear the cost of soliciting votes for the 2020 Annual Meeting?

A: The Board of Directors is making this solicitation on behalf of Newgioco, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. We may request by facsimile, mail, electronic mail or other means of communication the return of the proxy cards.

Q: When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A: To be considered for inclusion in next year’s proxy materials pursuant to SEC Rule 14a-8, your proposal must be submitted in writing by June 15, 2021, to the attention of the Corporate Secretary of Newgioco Group, Inc. at 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4. If you wish to submit a proposal (including a director nomination) at the meeting that is to be included in next year’s proxy materials, you must do so in accordance with Newgioco’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). See also “Stockholder Proposals for the 2021 Annual Meeting” elsewhere in this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, has nominated for annual election as director each of the individuals identified below, all of whom are incumbent directors.

THE NOMINEES

Name	Age	Position	Served as a Director Since
Michele Ciavarella	58	Chairman of the Board of Directors and Chief Executive Officer	2011
Luca Pasquini	53	Vice President of Technology and Director	2016
Paul Sallwasser	66	Director	2019
Steven A. Shallcross	59	Director	2019
Philippe Blanc	59	Director	2020

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR THE ELECTION OF EACH OF THESE NOMINEES

Currently, the Board of Directors consists of five (5) members: Michele Ciavarella (Chairman), Luca Pasquini, Paul Sallwasser, Steven A. Shallcross and Philippe Blanc. All five of the current members have been nominated by the Board of Directors of Newgioco for the re-election as directors of Newgioco at the 2020 Annual Meeting. The Board of Directors believes that it is in the best interests of Newgioco to elect the above-described nominees, each to serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2020 Annual Meeting, if any of the nominees named above is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the Board of Directors designates in their place. It is the intention of the persons named as proxies to vote all shares of common stock for which they have been granted a proxy for the election of each of such replacement nominees. Directors elected at the Annual Meeting shall serve as a director until the next annual meeting of stockholders and until his successor shall have been duly elected and qualified.

The Board believes that each of the nominees is highly qualified to serve as a member of the Board and each has contributed or will contribute to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Nominating and Governance Committee seeks candidates with certain qualities that it believes are important, including experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating and Governance Committee considers appropriate in the context of the needs of the Board of Directors.

DIRECTOR INDEPENDENCE

Our common stock is listed on the Nasdaq Capital Market (“Nasdaq”). Under the Nasdaq listing standards, independent directors must comprise a majority of a listed company’s Board of Directors and all members of our Audit, Compensation and Nominating and Governance Committees must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the Nasdaq listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or (2) be an affiliated person of the listed company or any of its subsidiaries.

The Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, the Board has determined that Messrs. Sallwasser, Shallcross and Blanc do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of Nasdaq.

We currently have: (1) an Audit Committee comprised of Messrs. Sallwasser, Shallcross and Blanc, each of whom are deemed to be independent in accordance with the Nasdaq definition of independence, satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act as well as qualify as “audit committee financial experts” as that term is used in Item 407 of Regulation S-K; (2) a Compensation Committee comprised of Messrs. Sallwasser and Shallcross, each of whom is deemed to be independent in accordance with the Nasdaq definition of independence and satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act; and (3) a Corporate Governance and Nominating Committee comprised of Messrs. Sallwasser and Shallcross, each of whom is deemed to be independent in accordance with the Nasdaq definition of independence.

The Board annually determines the independence of directors based on a review by the directors and the Nominating and Governance Committee. No director is considered independent unless the Board of Directors has determined that he or she has no material relationship with us.

INFORMATION ABOUT THE NOMINEES

Set forth below are summaries of the background, business experience and descriptions of the principal occupation for at least the past five years of each of the Company’s current nominees for election as directors:

Michele Ciavarella – Chief Executive Officer and Chairman of the Board

Michele Ciavarella has served as our Chief Executive Officer and a member of our Board since June 2011 and has served as our Chairman of the Board of Directors since June 26, 2019. In addition, Mr. Ciavarella has served our company in various roles and executive capacities since 2004 including President, Chief Executive Officer and Director of Operations. From 2004 to 2011, Mr. Ciavarella was engaged in senior executive and director roles for a variety of private and publicly listed companies including Kerr Mines Ltd. (formerly known as Armistice Resources Corp.), Firestar Capital Management Corporation, Mitron Sports Enterprises, Process Grind Rubber and Dagmar Insurance Services. He also served as the Business Development Officer for Forte Fixtures and Millwork, Inc., a family owned business in the commercial retail fixture manufacturing industry from January 2007 until October 2013. From 1990 until 2004, Mr. Ciavarella served as a senior executive, financial planner, life insurance underwriter and financial advisor for Manulife Financial and Sun Life Financial. In May 2011, Mr. Ciavarella entered into a Settlement Agreement with the Ontario Securities Commission (the “OSC”) relating to unauthorized trading that occurred in his accounts in November of 2004, pursuant to which the OSC acknowledged that Mr. Ciavarella was not involved in, and Mr. Ciavarella acknowledged a failure to monitor the trading in his accounts, and Mr. Ciavarella agreed to not to trade in securities or act as an officer or director of a Canadian public corporation for a period of five years that expired on May 17, 2016. In addition, pursuant to the Settlement Agreement, Mr. Ciavarella made a payment of CDN$100,000 to the OSC for the purpose of educating investors or promoting or otherwise enhancing knowledge and information. Mr. Ciavarella received his Bachelor of Science degree from Laurentian University in Sudbury, Ontario. Mr. Ciavarella has been focused on incubating and executing on business building strategies for the prior 25 years.

We believe that Mr. Ciavarella is qualified to serve as a member of our Board because of his practical experience in a broad range of competencies including executive, financial and operational application of lean business process management as well as extensive c-level and board level experience and his leadership skills and diversified industry experience combined with a track record of growing businesses, both organically and through acquisitions and joint ventures.

Paul Sallwasser – Director

Paul Sallwasser was appointed to serve on our Board on June 13, 2019. Mr. Sallwasser is a certified public accountant, joined the audit staff of Ernst & Young LLP in 1976 and remained with Ernst & Young LLP for 38 years. Mr. Sallwasser served a broad range of clients primarily in the healthcare and biotechnology industries of which a significant number were SEC registrants. He became a partner of Ernst & Young in 1988 and from 2011 until he retired from Ernst & Young LLP in 2014, Mr. Sallwasser served in the national office as a member of the Quality and Regulatory Matters Group working with regulators and the Public Company Accounting Oversight Board (PCAOB). Mr. Sallwasser has served as the chief executive officer of a private equity fund that is focused on investing in healthcare companies in the South Florida area since 2015. Mr. Sallwasser has also served as member of the Board of Directors of Youngevity International, Inc. (“Youngevity”) since June 5, 2017. Youngevity (Nasdaq Capital Market: YGYI) was founded in 1996 and develops and distributes health and nutrition related products through its global independent direct selling network, also known as multi-level marketing, and sells coffee products to commercial customers.

We believe that Mr. Sallwasser is qualified to serve as a member of our Board due to his vast audit and accounting experience, which includes his status as an “audit committee financial expert,” as defined by the rules of the SEC.

Steven A. Shallcross – Director

Steven A. Shallcross was appointed to serve on our Board on June 13, 2019. Mr. Shallcross has also served as a member of the Board of Directors of Synthetic Biologics, Inc. (NYSE MKT: SYN) since December 6, 2018 and currently serves as Synthetic Biologics’ Chief Executive Officer, a position he was appointed to on December 6, 2018, and Synthetic Biologics’ Chief Financial Officer. Mr. Shallcross was appointed as Synthetic Biologics’ Interim Chief Executive Officer on December 5, 2017 and has served as its Chief Financial Officer, Treasurer and Secretary since joining Synthetic Biologics in June 2015. Synthetic Biologics is a clinical-stage company focused on developing therapeutics designed to preserve the microbiome to protect and restore the health of patients.

From May 2013 through May 2015, Mr. Shallcross served as Executive Vice President and Chief Financial Officer of Nuo Therapeutics, Inc. (formerly Cytomedix, Inc.). In January 2016, Nuo Therapeutics, Inc. filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware and on April 25, 2016, the Bankruptcy Court entered an order granting approval of Nuo’s plan of reorganization. From July 2012 to May 2013, Mr. Shallcross held the offices of Executive Vice President, Chief Financial Officer and Treasurer of Empire Petroleum Partners, LLC, a motor fuel distribution company. From July 2011 to March 2012, Mr. Shallcross was Acting Chief Financial Officer of Senseonics, a privately-held medical device company located in Germantown, MD. From January 2009 to March 2011, he served as Executive Vice President and Chief Financial Officer of Innocoll AG (formerly privately held Innocoll Holdings, Inc.), a global, commercial-stage biopharmaceutical company specializing in the development and commercialization of collagen-based products. He also served for four years as the Chief Financial Officer and Treasurer of Vanda Pharmaceuticals, Inc., leading the company through its successful IPO and follow-on offering and previously served as the Senior Vice President and Chief Financial Officer of Middlebrook Pharmaceuticals, Inc. (formerly Advancis Pharmaceutical Corporation). In addition, Mr. Shallcross also served as the Chief Financial Officer of Bering Truck Corporation. He holds an MBA from the University of Chicago’s Booth School of Business, a Bachelor of Science degree in Accounting from the University of Illinois, Chicago, and is a Certified Public Accountant in the State of Illinois.

We believe that Mr. Shallcross is qualified to serve as a member of our Board due to his significant strategic, operational, business and financial experience, an established track record at leading the financial development and strategy for several publicly traded companies and his familiarity with financial matters facing public reporting companies. Mr. Shallcross has a broad understanding of the financial markets, financial statements as well as generally accepted accounting principles.

Philippe Blanc - Director

Philippe Blanc was appointed to serve on our Board of Directors on October 1, 2020. Mr. Blanc has over 34 years of executive business experience in a variety of service, industries including transport, gaming, fintech and consultancy (IT/ERP for Healthcare sector) sectors. From May 2010 to December 2018, Mr. Blanc served as the Chief Financial Officer of Italy Region, a division of International Game Technology PLC (NYSE:IGT). In this context he assumed relevant corporate appointments, from May 2010 to December 2018, he also served as a member of the Board of Directors of Lottomatica Holding S.r.l. From November 2015 to November 2018, Mr. Blanc served as a member of the Board of Directors of LIS SPA, an IT and services company, and from July 2016 to Nov 2018 served as its Chairman. From March 2014 to April 2017, Mr. Blanc served as the Chief Executive Officer of Cartalis Spa, an e-money company. Previously, from May 2008 to April 2010, he served as Senior Vice Chairman -Long Distance Passengers of Egyptian National Railway (ENR) on behalf of FS Italian railways. Mr. Blanc currently serves as an independent strategic advisor.

We believe that Mr. Blanc is qualified to serve as a member of our Board due to his significant strategic, operational, business and financial experience, an established track record at leading financial development and strategy as a senior executive at his previous positions and his familiarity with financial matters. Mr. Blanc has a broad understanding of the gaming industry, financial markets, financial statements.

Luca Pasquini – Vice President Technology and Director

Luca Pasquini has served as a member of our Board and our Vice President Technology since August 2016. Mr. Pasquini brings 30 years of information technology experience and has served as team leader, service manager and project manager in various software and technology development projects. Since 2013, Mr. Pasquini has served as co-founder and Chief Executive Officer of Odissea Betriebsinformatik Beratung GmbH where he was instrumental in the engineering and creation of a powerful, state-of-the art sports betting and gaming technology system. From 2011 to 2013, Mr. Pasquini served as IT Manager of GoldBet sportwetten GmbH where he provided executive oversight of technology adaptation and software development. Mr. Pasquini has also been instrumental in assembling a solid team of gaming specialist software engineers that have developed our innovative bookmaker platform and a full suite of gaming products. Mr. Pasquini is a graduate of technical engineering studies at Instituto Superiore Valdarno in San Giovanni Valdarno, Italy.

We believe that Mr. Pasquini is qualified to serve as a member of our Board because of his practical experience in a broad range of competencies including his information technology experience.

Vote Required

Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the 2020 Annual Meeting in person or by proxy will be elected. Abstentions and broker non-votes will not be treated as a vote for or withheld from any particular director nominee and will not affect the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION

OF THESE NOMINEES AS DIRECTORS

Stockholder Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders may contact any member or all members of the Board, any Board committee, or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at Newgioco Group, Inc., 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients, and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in Newgioco for review and possible response.

Corporate Governance

Board Leadership Structure

Mr. Ciavarella, the Company’s Chief Executive Officer, also serves as Chairman of the Board of Directors. We do not have a separate, independent Lead Director; however, we do have a separate individual, Mr. Monteverdi, who serves as our President. Although we do not have a formal policy on whether the same person should (or should not) serve as both the Chief Executive Officer and Chairman of the Board, due to the size of our Company, we believe that the current structure is appropriate. Mr. Ciavarella has served as our Chief Executive Officer and a member of our Board since June 2011 and has served as our Chairman of the Board of Directors since June 26, 2019. In serving as Chairman of the Board, Mr. Ciavarella serves as a significant resource for other members of management and the Board of Directors.

We believe that our Company and its stockholders are best served by having Mr. Ciavarella, our Chief Executive Officer, serve as Chairman of the Board of Directors. Mr. Ciavarella’s combined role as Chairman and Chief Executive Officer promotes unified leadership and direction for the Board of Directors and executive management, and it allows for a single, clear focus for the chain of command to execute our strategic initiatives and business plans.

Our current structure is operating effectively and fosters productive, timely and efficient communication among the independent directors and management. We do have active participation in our committees by our independent directors. Each committee performs an active role in overseeing our management and there are complete and open lines of communication with the management and independent directors

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of our Company’s risks. The Board regularly reviews information regarding our Company’s strategy, finances and operations, as well as the risks associated with each. The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting, internal controls and legal and regulatory compliance. The Audit Committee undertakes, at least annually, a review to evaluate these risks. The members then meet separately with management responsible for such area, including our Chief Financial Officer, and report to the Audit Committee on any matters identified during such discussions with management. In addition, the Compensation Committee considers risks related to the attraction and retention of talent as well as risks relating to the design of compensation programs and arrangements. In addition, the Nominating and Governance Committee manages risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. The full Board considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their respective areas of responsibility.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted policies and procedures for review, approval and monitoring of transactions involving Newgioco and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant rules of the SEC. Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

A discussion of our current related person transactions appears in this proxy statement under “Transactions with Related Persons, Promoters and Certain Control Persons.”

Delinquent Section 16(a) Reports

Based solely on a review of Forms 3, 4 and 5 furnished to us and filed with the SEC under Rule 16a-3(e) promulgated under the Exchange Act, we believe that all directors, officers and beneficial owners of more than 10% of any class of equity securities filed on a timely basis the reports required by Section 16(a) of the Exchange Act during the most recent fiscal year other than: (i) Mr. Ciavarella made a late Form 4 filing with respect to the acquisition of our common stock and stock options on July 5, 2019; (ii) Mr. Richard Cooper (a former director) made a late Form 3 filing upon his appointment to the Board; (iii) Mr. Pasquini did not file twelve Forms 4 for earnout shares issued to him; (iv) Mr. Peroni did not file twelve Forms 4 for earnout shares issued to him, and Mr. Philippe Blanc made a late Form 3 filing upon his appointment to the Board.

Code of Business Conduct and Ethics

We have adopted a code of conduct that applies to all officers, directors and employees, including those officers responsible for financial reporting. The full text of the code of conduct is posted on our website at www.newgiocogroup.com. If we make any substantive amendments to the code of conduct or grant any waiver from a provision of the code of conduct to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Michele Ciavarella	—	—	—
Luca Pasquini	—	—	—
Paul Sallwasser	Chairman	Member	Member
Steven A. Shallcross	Member	Chairman	Member
Philippe Blanc	Member	—	—

Audit Committee

Messrs. Sallwasser, Shallcross and Blanc currently serve as members of the Audit Committee. The Board has determined that Messrs. Sallwasser, Shallcross and Blanc are each “independent” in accordance with the Nasdaq definition of independence and each is an “audit committee financial expert”, as defined by the SEC regulations, and each has the related financial management expertise within the meaning of the Nasdaq rules. The audit committee will at all times be composed exclusively of directors who are, in the opinion of the Company's Board, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles. The primary purpose of the Audit Committee is to assist the Board of Directors in discharging its responsibilities to oversee the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditors qualifications and independence and performance of our internal audit function and independent auditors. Pursuant to its charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approves if appropriate, all proposed transactions between the Company and its employees or directors (other than employment related transactions). In addition, the Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company’s independent registered public accounting firm, and its retention, the scope of the annual audits, fees to be paid to the independent registered public accounting firm, the performance of the Company’s independent registered public accounting firm and the accounting practices of the Company and the Company’s internal controls and legal compliance functions. The Committee also reviews, prior to publication, our earnings releases and our reports to the Securities and Exchange Commission on Forms 10-K and 10-Q. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.newgiocogroup.com. The charter describes the nature and scope of responsibilities of the Audit Committee.

Compensation Committee

Our Compensation Committee is comprised of Messrs. Sallwasser and Shallcross, each of whom is deemed to be independent in accordance with the Nasdaq definition of independence. Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. The Compensation Committee is responsible for, among other things, reviewing and determining the elements of the total compensation of our Chief Executive Officer and review and determine the individual elements of total compensation of our Chief Executive Officer and goals applicable thereto and review and approve the individual elements of total compensation for senior managements, reviewing and providing recommendations regarding compensation and bonus levels of other members of senior management, reviewing and making recommendations to our Board on all new executive compensation programs, reviewing the compensation of our Board and making recommendations to the Board regarding directors’ compensation, and administering our equity incentive plans.

The Compensation Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.newgiocogroup.com.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is comprised of Messrs. Sallwasser and Shallcross. The corporate governance and nominating committee is responsible for, among other things, annually assessing the composition, skills, size and tenure of the Board of Directors in advance of annual meetings and whenever individual directors indicate that their status may change, annually considering new members for nomination to the Board of Directors, causing the Board of Directors to annually review the independence of directors, and developing and monitoring the Company’s general approach to corporate governance issues as they may arise. The Board has determined that each member of the Corporate Governance and Nominating Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The Corporate Governance and Nominating Committee operates under a formal charter that governs its duties and standards of performance. A copy of the charter is available on our website at www.newgiocogroup.com.

Director Nomination Process

Our Corporate Governance and Nominating Committee participates in the process of identifying and evaluating candidates for our Board. The process followed by our Corporate Governance and Nominating Committee to identify and evaluate candidates includes requests to members of our existing directors and others (including, where appropriate, professional search firms) for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates. In considering whether to recommend any candidate for inclusion in our Board’s slate of recommended director nominees, including candidates recommended by stockholders, our Corporate Governance and Nominating Committee and Board considers many factors. Our Corporate Governance and Nominating Committee does not have a diversity policy; however, its goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to our Board by reflecting on a range of perspectives, thereby increasing the Board’s overall effectiveness. In identifying and recommending nominees for positions on our Board, our Corporate Governance and Nominating Committee places primary emphasis on the candidate's personal and professional integrity, experience in corporate management, knowledge of our business and industry, experience as a board member of another publicly held company, diversity of experience in substantive matters pertaining to our business, and practical and mature business judgment. Our Corporate Governance and Nominating Committee does not assign specific weights to particular factors and no particular factor is a prerequisite for each nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities. In the case of an incumbent director whose term of office is set to expire, our Corporate Governance and Nominating Committee reviews such director's overall service to us during the director's term. In the case of a new director candidate, our Corporate Governance and Nominating Committee reviews whether the nominee is "independent," based on applicable listing standards of Nasdaq and applicable SEC rules and regulations, if necessary.

Stockholders may recommend individuals to our Board for consideration as potential director candidates by timely submitting their name, along with the additional information and materials required by our bylaws, to Newgioco Group, Inc., 130 Adelaide Street West, Suite 701, Toronto, Ontario, M5H 2K4 Canada, Attention: Corporate Secretary or CEO. Our by-laws provide that stockholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of stockholders must provide timely notice of their proposal in writing to the corporate secretary. Please see the section of this Proxy Statement titled STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING for more information regarding the submission of stockholder nominations and other proposals. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, our Board will evaluate those candidates by following the same process, and applying the same criteria, discussed above.

BOARD AND COMMITTEE MEETINGS

During our fiscal year ended December 31, 2019, the Board of Directors held seven meetings. During our fiscal year ended December 31, 2019, our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee met four times, two times, and one time, respectively. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2019 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2019.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

Our directors are encouraged, but not required, to attend the Annual Meeting of Stockholders. Due to COVID-19 concerns, one or more of our directors are expected not to attend the 2020 Annual Meeting of Stockholders in person. We did not hold a meeting in 2019. All of our directors attended our 2018 Annual Meeting of Stockholders.

2019 DIRECTOR COMPENSATION

Board of Directors Compensation

The following table sets forth information for the fiscal year ended December 31, 2019 regarding the compensation of our directors who at December 31, 2019 were not also our Named Executive Officers.

Name	Fees Earned or Paid in Cash	Option Awards	Other Compensation	Total
Paul Sallwasser(1)	$—	$30,523	—	$30,523
Steven Shallcross(2)	$15,000	$15,261	—	$30,261
Clive Kabatznik (former director)(3)	$30,000	—	—	$30,000
Richard Cooper (former director)(4)	$15,000	—	—	$15,000
Harold Wolkin (former director)(5)(7)	$46,666	—	—	$46,666
Russ McMeekin (former director)(6)(7)	$31,797	—	—	$31,797
William Rutsey (former director)(6)(7)	$39,016	—	—	$39,016

___________________

(1) Mr. Sallwasser was appointed to the Board of Directors on June 13, 2019. Pursuant to his agreement Mr. Sallwasser receives compensation of $60,000 per annum. Mr. Sallwasser opted to take his compensation in stock options, on July 5, 2019, Mr. Sallwasser was awarded options to purchase 20,625 shares of common stock vesting over a twelve month period.

(2) Mr. Shallcross was appointed to the Board of Directors on June 13, 2019. Pursuant to his agreement Mr. Shallcross receives compensation of $60,000 per annum. Mr. Shallcross opted to take fifty percent of his compensation in stock options, on July 5, 2019, Mr. Shallcross was awarded options to purchase 10,313 shares of common stock vesting over a twelve month period.

(3) Mr. Kabatznik was appointed to the Board of Directors on June 13, 2019. Pursuant to his agreement Mr. Kabatznik received compensation of $60,000 in cash per annum. Mr. Kabatznik resigned as a director effective May 31, 2020.

(4) Mr. Cooper was appointed to the Board of Directors on August 29, 2019. Pursuant to his agreement Mr. Cooper received compensation of $60,000 in cash per annum. Mr. Cooper resigned as a director on October 1, 2020.

(5) Mr. Wolkin was appointed as our independent, non-executive Chairman of the Board of Directors on August 28, 2018. Pursuant to his agreement, Mr. Wolkin received an annual retainer of $112,000 for serving as our Chairman of the Board of Directors. Mr. Wolkin resigned from the Board on May 31, 2019.

(6) Mr. McMeekin and Mr. Rutsey each earned directors fees of $76,000 per annum.

(7) Messrs. Wolkin, McMeekin and Rutsey resigned from our Board of Directors, effective June 1, 2019, and are not entitled to any future equity awards.

Director Option Awards

Name	Option Awards (Amount)	Stock Awards (Amount)

Paul Sallwasser(a)	20,625	—
Steven Shallcross(b)	10,313	—

_____________

(a) Mr. Sallwasser was awarded options to purchase 20,625 shares of common stock vesting over a twelve month period, of which 8,594 are vested as of December 31, 2019.

(b) Mr. Shallcross was awarded options to purchase 10,313 shares of common stock vesting over a twelve month period, of which 4,297 are vested as of December 31, 2019.

Each director is reimbursed for travel and other out-of-pocket expenses incurred in attending Board of Director and committee meetings.

Fees and Equity Awards for Non-Employee Directors

On July 5, 2019, we adopted a new formal plan for compensating our non-executive directors for service in their capacity as directors. Directors are entitled to annual compensation at $60,000 a year, payable at the election of each director in cash (accruing monthly and payable in quarterly installments) or in incentive stock options under our 2018 Equity Incentive Plan (for 2019, options to purchase 20,625 shares of common stock) or in a combination of both cash and incentive stock options. The incentive stock options issued in lieu of cash compensation to the non-executive directors have an exercise price equal to the fair market value of the common stock on the date of grant and vest monthly for twelve months and expire ten years thereafter. In this regard, for 2019 compensation, Mr. Sallwasser elected to take all of the non-executive director compensation in the form of incentive stock options to purchase 20,625 shares of our common stock, Mr. Kabatznik and Mr. Cooper elected to take all the non-executive director compensation in $60,000 cash (accruing monthly and payable in quarterly installments), and Mr. Shallcross elected to take half of the non-executive director compensation in the form of incentive stock options to purchase 10,313 shares of our common stock and the balance in $30,000 cash (accruing monthly and payable in quarterly installments). On October 1, 2020, we granted Mr. Sallwasser, Mr. Shallcross and Mr. Blanc an option to purchase up to 55,000, 35,000 and 55,000 shares, respectively, of our common stock in accordance with our director compensation plan. Mr. Sallwasser and Mr. Blanc elected to take all of their compensation in equity.

Directors are also entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected BDO, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2020. Newgioco is asking its stockholders to ratify the appointment of BDO as Newgioco’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020.

A representative of BDO is expected to be present either in person or via teleconference at the 2020 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of BDO by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2020 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast at the 2020 Annual Meeting will be required to approve the ratification of the appointment of Newgioco’s registered public accounting firm. Abstentions and broker-non-votes, if any (although none are anticipated since this is a routine matter for which brokers may vote in their discretion if not directed by beneficial owners of our stock on how to vote), are not votes cast and therefore will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF BDO LTD (AG) AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2020.

AUDIT COMMITTEE REPORT[1]

The Audit Committee, comprised of the previous members, Paul Sallwasser, Steven Shallcross, and Richard Cooper, has reviewed and discussed Newgioco’s audited consolidated financial statements as of and for the year ended December 31, 2019 with the management of Newgioco and BDO, Newgioco’s independent registered public accounting firm. Further, the Audit Committee discussed with BDO the matters required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Newgioco’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also received the written disclosures and the letter from BDO required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to BDO’s independence from Newgioco, and has discussed with BDO its independence from Newgioco. The Audit Committee also considered whether the independent registered public accounting firm’s provision of non-audit services to Newgioco is compatible with maintaining the firm’s independence. The Audit Committee concluded that the independent registered public accounting firm is independent from Newgioco and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of other non-audit services to us was compatible with maintaining BDO’s independence. The Audit Committee also reviewed management’s report on its assessment of the effectiveness of Newgioco’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Newgioco’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the PCAOB or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that Newgioco’s audited consolidated financial statements for the year ended December 31, 2019 and management’s assessment of the effectiveness of Newgioco’s internal control over financial reporting be included in Newgioco’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

The Audit Committee, comprised of the current members Paul Sallwasser Steven Shallcross and Philippe Blanc, has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of BDO as Newgioco’s independent registered public accounting firm for the year ending December 31, 2020.

Submitted by the Audit Committee of Newgioco’s Board of Directors.

Members of the Audit Committee:

Steven A. Shallcross

Paul Sallwasser

Philippe Blanc

_________________________

[1] The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Newgioco under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Fees Paid to the Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees including expenses billed to us for the year ended December 31, 2019 by BDO and for the year ended December 31, 2018 by Pitagora Revisione Srl (“Pitagora”).

	December 31, 2019	December 31, 2018
Audit Fees and Expenses (1)	$ 155,500	$ 84,000

———————

(1) Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

Audit-Related Fees; Tax Fees and All Other Fees. There were no audit-related fees, tax fees or other fees paid to BDO and Pitagora during fiscal years 2019 and 2018.

In considering the nature of the services provided by BDO, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with BDO and Pitagora and Newgioco’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to the engagement of the independent registered public accounting firm for the next year’s audit, management will submit a list of services and related fees expected to be rendered during that year for audit services, audit-related services, tax services and other fees to the Audit Committee for approval.

The Audit Committee pre-approves the independent registered public accounting firm’s services within each category. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR 2018 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN BY AN ADDITIONAL 1,850,000 SHARES OF COMMON STOCK

On August 2, 2018, the Board of Directors adopted, and our stockholders subsequently approved on September 12, 2020, the Newgioco Group, Inc. 2018 Equity Incentive Plan (the “2018 Plan”), which allows the Company to grant up to 1,150,000 awards (as adjusted for our 1-for-8 reverse stock split effective on December 12, 2019) under the 2018 Plan. As of October 10, 2020, there were (i) 1,775,062 shares of common stock available for grant under the 2018 Plan and (ii) 974,938 shares of common stock subject to awards were outstanding under the 2018 Plan.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we would like to issue securities to our officers, directors and consultants. The 2018 Plan currently only has a limited number of shares of common stock available for issuance. Management believes that the number of shares of common stock currently available for issuance under the 2018 Plan is insufficient to meet its needs to provide for awards to the 2018 Plan participants for the next 12 months and insufficient in order to allow us the ability to compete successfully for talented employees and consultants.

The Board of Directors has approved, subject to stockholder approval, the amendment to the 2018 Plan (Amendment No. 1) to increase by 1,850,000 the number of shares that may be granted under the 2018 Plan. The amendment to our 2018 Plan will increase the number of shares of common stock with respect to which awards may be granted under the 2018 Plan from 1,150,000 shares of common stock to 3,000,000 shares of common stock. Our directors, director nominees and management team are eligible to receive awards under the Plan, subject to the administration and approval by the Compensation Committee of the Board, and as such may be perceived to have an interest in this Proposal 3.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Board of Directors monitors our annual stock award Burn Rate, Dilution and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Board of Directors’ judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, consultants and directors. The table below illustrates our Burn Rate, Dilution, and Overhang for the past fiscal year (no awards were granted under the 2018 Plan as of December 31, 2018) with details of each calculation noted below the table.

2019
Burn Rate (1)	[3.1%]
Dilution (2)	[8.8%]
Overhang (3)	[2.4%]

________________

(1) Burn Rate is (number of shares subject to equity awards granted during a fiscal year)/weighted average common shares outstanding for that fiscal year.

(2) Dilution is (number of shares subject to equity awards + the number of shares available for future awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of shares subject to equity awards + number of shares available for future awards).

(3) Overhang is (number of shares subject to equity awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of shares subject to equity awards + number of shares available for future awards).

The principal provisions of the 2018 Plan, are summarized below and the proposed amendment to the 2018 Plan (Amendment No. 1 to the Plan) is attached hereto as Appendix A. The following discussion is qualified in its entirety by reference to the 2018 Plan.

Background and Purpose of the 2018 Plan. The purpose of the 2018 Plan is to promote our long-term success and the creation of stockholder value by:

(1)	Attracting and retaining the services of key service providers, which includes our employees, directors and consultants, who would be eligible to receive grants as selected participants;

(2)	Motivating selected participants through equity-based compensation that is based upon the performance of our common stock; and

(3)	Further aligning selected participants’ interests with the interests of our stockholders, through the award of equity compensation grants which increases their interest in the Company, to achieve long-term growth over short-term performance.

The 2018 Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NSOs), (2) stock appreciations rights (“SARs”), (3) restricted stock, (4) restricted stock units (“RSUs,”) (5) other equity awards and (6) cash awards. The vesting of awards can be based on either continuous service and/or performance goals. Awards are evidenced by a written agreement between the selected participant and the Company.

Eligibility to Receive Awards. Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the 2018 Plan. The Committee determines, in its discretion, the selected participants who will be granted awards under the 2018 Plan. As of the Record Date, approximately twenty five individuals, including seven executive officers and three non-employee directors, were eligible to participate in the 2018 Plan. As of the Record Date, the closing price of a share of common stock was $1.86.

Non-Employee Director Limitations. With respect to our non-employee directors, the 2018 Plan provides that any non-employee director serving in the following positions cannot receive awards in any fiscal year which in the aggregate exceeds the following number of shares: (i) chairperson or Lead Director (as defined in the 2018 Plan) - 300,000 shares; (ii) other non-employee director - 250,000 shares. In addition, the aggregate amount of all compensation (including annual retainers and other fees, whether or not granted under the 2018 Plan) plus the aggregate grant date fair market value of all awards issued under the 2018 Plan (or under any other incentive plan) provided to any non-employee director during any single calendar year may not exceed $350,000 in any calendar year.

Shares Subject to the 2018 Plan. The maximum number of shares of common stock that currently can be issued under the 2018 Plan is 1,150,000 shares, which amount would increase to 3,000,000 shares assuming Amendment No. 1 to the 2018 Plan is approved by our stockholders at the 2020 Annual Meeting. The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2018 Plan. The 2018 Plan also imposes certain share grant limits such as the limit on grants to non-employee directors described above and other limits that are intended to comply with the legal requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and which are discussed elsewhere in this proposal. No fractional shares may be issued under the 2018 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant.

Administration of the 2018 Plan. The 2018 Plan will be administered by our Board’s Compensation Committee, acting as the Committee, which shall consist of independent Board members. With respect to certain awards issued under the 2018 Plan, the members of the Committee also must be “Non-Employee Directors” under Rule16b-3 of the Exchange Act. Subject to the terms of the 2018 Plan, the Committee has the sole discretion, among other things, to:

•	Select the individuals who will receive awards;

•	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

•	Correct any defect, supply any omission, or reconcile any inconsistency in the 2018 Plan or any award agreement;

•	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2018 Plan;

•	Permit a participant to defer compensation to be provided by an award; and

•	Interpret the provisions of the 2018 Plan and outstanding awards.

The Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). Awards may be subject to any policy that the Board may implement on the recoupment of compensation (referred to as a “clawback” policy). The members of the Board, the Committee and their delegates shall be indemnified by the Company to the maximum extent permitted by applicable law for actions taken or not taken regarding the 2018 Plan. In addition, the Committee may use the 2018 Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.

Types of Awards

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant of the stock option. The fair market value of a share of our common stock for the purposes of pricing our awards shall be equal to the closing price for our common stock as reported by Nasdaq or such other principal trading market on which our securities are traded on the date of determination. Stock options may not be repriced or exchanged without stockholder approval, and no re-load options may be granted under the 2018 Plan. As of the Record Date, the closing price of a share of common stock was $1.86.

Stock options granted under the 2018 Plan may be either ISOs or NSOs. As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of the common stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of common stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. In order to comply with Treasury Regulation Section1.422-2(b), the 2018 Plan provides that no more than 1,150,000 shares may be issued pursuant to the exercise of ISOs.

A stock option granted under the 2018 Plan generally cannot be exercised until it becomes vested. The Committee establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the 2018 Plan may not exceed ten years from the date of grant although the Committee may establish a shorter period at its discretion. The exercise price of each stock option granted under the 2018 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the Committee. The optionee must also make arrangements to pay any taxes that are required to be withheld at the time of exercise.

SARs. A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the 2018 Plan may not exceed ten years from the date of grant, subject to the discretion of the Committee to establish a shorter period. Settlement of a SAR may be in shares of common stock or in cash, or any combination thereof, as the Committee may determine. SARs may not be repriced or exchanged without stockholder approval.

Restricted Stock. A restricted stock award is the grant of shares of our common stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the Committee. The Committee also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the Committee may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting) with respect to such shares.

RSUs. RSUs are the right to receive an amount equal to the fair market value of the shares covered by the RSU at some future date after the grant. The Committee will determine all of the terms and conditions of an award of RSUs, including the vesting period. Upon each vesting date of a RSU, a selected participant will become entitled to receive an amount equal to the number of shares indicated in the grant notice, or, if expressed in dollar terms, the fair market value of the shares on the settlement date. Payment for vested RSUs may be in shares of common stock or in cash, or any combination thereof, as the Committee may determine. Settlement of vested stock units will generally occur at or around the time of vesting, but the Committee may permit a participant to defer such compensation until a later point in time. Stock units represent an unfunded and unsecured obligation for us, and a holder of a stock unit has no rights other than those of a general creditor.

Other Awards. The 2018 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. In addition, cash awards may also be issued. Substitute awards may be issued under the 2018 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Limited Transferability of Awards. Awards granted under the 2018 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the Committee may in its discretion permit the transfer of awards other than ISOs. Generally, where transfers are permitted, they will be permitted only by gift to a member of the selected participant’s immediate family or to a trust or other entity for the benefit of the selected participant and/or member(s) of his or her immediate family.

Termination of Employment, Death or Disability. The 2018 Plan generally determines the effect of the termination of employment on awards, which determination may be different depending on the nature of the termination, such as terminations due to cause, resignation, death, or disability and the status of the award as vested or unvested, unless the award agreement or a selected participant’s employment agreement or other agreement provides otherwise.

Dividends and Dividend Equivalents. Any dividend equivalents distributed in the form of shares under the 2018 Plan will count against the 2018 Plan’s maximum share limit. The 2018 Plan also provides that dividend equivalents will not be paid or accrue on unexercised stock options or unexercised SARs. Dividends and dividend equivalents that may be paid or accrue with respect to unvested awards shall be subject to the same vesting conditions as the underlying award and shall only be distributed to the extent that such vesting conditions are satisfied.

Adjustments upon Changes in Capitalization

In the event of the following actions:

•	stock split of our outstanding shares of common stock;
•	dividend payable in a form other than shares in an amount that has a material effect on the price of the shares;
•	consolidation;
•	combination or reclassification of the shares;
•	recapitalization;
•	spin-off; or
•	other similar occurrences,

then the following shall each be equitably and proportionately adjusted by the Committee:

•	maximum number of shares that can be issued under the 2018 Plan (including the ISO share grant limit);
•	number and class of shares issued under the 2018 Plan and subject to each award;
•	exercise prices of outstanding awards; and
•	number and class of shares available for issuance under the 2018 Plan.

Change in Control. In the event that we are a party to a merger or other reorganization or similar transaction, outstanding 2018 Plan awards will be subject to the agreement pertaining to such merger or reorganization. Such agreement may provide for (i) the continuation of the outstanding awards by us if we are a surviving corporation, (ii) the assumption or substitution of the outstanding awards by the surviving entity or its parent, (iii) full exercisability and/or full vesting of outstanding awards, or (iv) cancellation of outstanding awards either with or without consideration, in all cases with or without consent of the selected participant. The Board or the Committee need not adopt the same rules for each award or selected participant.

The Committee will decide the effect of a change in control of the Company on outstanding awards. The Committee may, among other things, provide that awards will fully vest and/or be canceled upon a change in control, or fully vest upon an involuntary termination of employment following a change in control. The Committee may also include in an award agreement provisions designed to minimize potential negative income tax consequences for the participant or the Company that could be imposed under the golden parachute tax rules of Code Section 280G.

Term of the 2018 Plan. The 2018 Plan is in effect until August 2, 2028 or until earlier terminated by the Board. Outstanding awards shall continue to be governed by their terms after the termination of the 2018 Plan.

Governing Law. The 2018 Plan shall be governed by the laws of the State of Delaware (which is the state of our incorporation) except for conflict of law provisions.

Amendment and Termination of the 2018 Plan. The Board generally may amend or terminate the 2018 Plan at any time and for any reason, except that it must obtain stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

Material Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the 2018 Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

Options

Grant. There is generally no United States federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the 2018 Plan, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise. The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding, and we generally will be entitled to a corresponding deduction.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition. If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition. If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition. If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax. Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are generally no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the 2018 Plan, a participant receiving such an award will not recognize U.S. taxable ordinary income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

Section 409A

If an award under the 2018 Plan is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. Our board of directors and Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2018 Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

New Plan Benefits

As of the date of this proxy statement, we are unable to determine any grants of awards under the 2018 Plan that will be made.

Existing Plan Benefits

The following table sets forth information with respect to options, restricted stock units, restricted stock and other awards previously granted under the 2018 Plan.

Name and position	Number of shares subject to grant (#)	Number of Registered Stock Awards Granted	Number of Shares Underlying Options Granted
Michele Ciavarella, Chief Executive Officer and Chairman of the Board	204,375	—	204,375
Matteo Monteverdi, President**	648,000	—	648,000
Mark Korb, Chief Financial Officer	83,000	—	83,000
Alessandro Marcelli, Vice President Operations	81,000	—	81,000
Franco Salvagni, Vice President Land-based Operations	61,000	—	61,000
Beniamino Gianfelici, Vice President Regulatory Affairs	60,000	—	60,000
Gabriele Peroni, Vice President Business Development	61,000	—	61,000
Luca Pasquini – Vice President Technology and Director	83,000	—	83,000
Steven Shallcross, Director	45,313	—	45,313
Paul Sallwasser, Director	75,625	—	75,625
Philippe Blanc, Director	55,000	—	55,000
All Current Executive Officers as a Group (8 persons)	1,281,375	—	1,281,375
All Current Non-Executive Directors as a Group (3 persons)	175,938	—	175,938
All Non-Executive Employees as a Group	165,625	—	165,625

** Non plan option grant

Equity Compensation Plan Information

In September 2018, our stockholders approved our 2018 Equity Incentive Plan, which provides for a maximum of 1,150,000 awards that can be issued as options, stock appreciation rights, restricted stock, stock units, other equity awards or cash awards. No awards were granted under the 2018 Equity Incentive Plan as of December 31, 2018. During July 2019, we issued an aggregate of 95,313 options to purchase common stock, of which options to purchase 25,000 shares of common stock were issued to our Chief Financial Officer, options to purchase 39,375 shares of common stock were issued to our Chief Executive Officer and options to purchase 30,938 shares of common stock were issued to directors. During August 2019, we issued an aggregate of 150,000 options to purchase shares of common stock of which options to purchase 25,000 shares of common stock were issued to each of Michele Ciavarella, our Chief Executive Officer, Alessandro Marcelli, our Vice President of Operations, Luca Pasquini, our Vice President of Technology, Gabriele Peroni, our Vice President Business Development, Franco Salvagni, our Vice President of Land-based Operations and Beniamino Gianfelici, our Vice President Regulatory Affairs. On November 11, 2019 we issued options to purchase 70,625 shares of common stock to various employees at an exercise price of $2.80 per share. On September 21, 2020, we granted to Matteo Monteverdi an option to purchase up to 648,000 shares of common stock at an exercise price of $1.84 per share. On October 1, 2020, we granted to each of Messrs. Ciavarella, Marcelli, Pasquini. Gianfelici, Peroni, Salvagni and Korb an option to purchase up to 140,000, 56,000, 58,000, 29,000, 43,000, 35,000 and 58,000 shares of our common stock and options to purchase 95,000 shares of common stock to various employees at an exercise price of $2.03 per share. As of October 5, 2020, there was an aggregate of 974,938 options to purchase shares of common stock granted under our 2018 Equity Incentive Plan and 175,062 reserved for future grants.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2018 Equity Incentive Plan	315,938	2.84	834,062

Equity compensation plans not approved by security holders	—	—	—
Total	315,938	2.84	834,062

Vote Required

The affirmative vote of a majority of the votes cast at the 2020 Annual Meeting will be required to approve the amendment to our 2018 Equity Incentive Plan. Abstentions and broker-non-votes, if any, are not votes cast and therefore will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO OUR 2018 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE THAT WE WILL HAVE AUTHORITY TO GRANT.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the 2020 Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officers who are not Directors.

Name	Age	Position	Served as an Officer Since
Matteo Monteverdi	50	President	2020
Mark Korb	53	Chief Financial Officer	2019
Alessandro Marcelli	46	Vice President of Operations	2014
Franco Salvagni	44	Vice President of Land-based Operations	2016
Beniamino Gianfelici	74	Vice President of Regulatory Affairs	2015
Gabriele Peroni	55	Vice President of Business Development	2016

Matteo Monteverdi – President

Matteo Monteverdi has served as our President since September 21, 2020. Mr. Monteverdi has extensive industry leadership experience, having served as U.S. President of Sportradar from April 2018 to February 2020, and as IGT Senior Vice President of Global Digital Products from 2015 to 2018. Previously from 2012 to 2015 he was GTECH Senior Vice President of iGaming. He also served as President of Lottomatica Betting and Interactive from 2010 to 2012. Mr. Monteverdi holds an MBA from SDA Bocconi in Milan, Italy, a Law Degree from Università Degli Studi in Milan, Italy and a specialization in Marketing from Stanford Graduate Business School.

Mr. Monteverdi has previously served as an independent strategic advisor to the Company since March 2020 and has developed a firm understanding of the unique technological capabilities of the Company’s Elys betting platform and has established a strong rapport with the Company’s current management team.

Mark Korb – Chief Financial Officer

Mark Korb has served as our Chief Financial Officer on a part-time basis since July 3, 2019. Mr. Korb has over 20-years’ experience with high-growth companies and experience taking startup operations to the next level. Since June 2019, First South Africa Management, a company for which Mr. Korb has served as the Chief Financial Officer since January 2010 has been providing consulting services to us, including the financial expertise required of public companies. First South Africa Management provides financial management and strategic management services to various companies.

Since August 2013, Mr. Korb has served as the Chief Financial Officer of Icagen, Inc., a drug discovery company with a focus on neurosciences and rare disease. From 2007 to 2009, Mr. Korb was the group chief financial officer and director of Foodcorp (Proprietary) Limited (“Foodcorp”), a multimillion dollar consumer goods company based in South Africa. In his role as Chief Financial Officer, Mr. Korb delivered operational and strategic leadership for the full group financial function during a period of change including mergers, acquisitions and organic growth. As a board director he cultivated relationships with shareholders, bond holders, financial institutions, rating agencies, and auditors. Mr. Korb was also responsible for leading the group IT strategy and implementation and supervised 16 direct reports including 10 divisional financial directors. From 2001 to 2007, Mr. Korb was the group Chief Financial Officer of First Lifestyle, initially a publicly traded company on the Johannesburg Stock Exchange in South Africa, which was then purchased by management which included Mr. Korb. He anchored the full group financial function with responsibility for mergers and acquisitions activity, successfully leading the process whereby the company was sold to Foodcorp. Upon completion of the merger, Mr. Korb was appointed as the group Chief Financial Officer of Foodcorp. Mr. Korb is also the Chief Financial Officer to several other companies including, Petroteq Energy Group Limited, a Canadian company engaged in the creation of technology for the environmentally-safe extraction of oil from oil sands and oil shale deposits.

Alessandro Marcelli – Vice President of Operations

Alessandro Marcelli served as our President from 2014 to 2017 and since 2014 to present has also served as our Vice President Operations and also served as a member of our Board from August 2015 until April 2018. Mr. Marcelli has more than 20 years of professional experience in the technology industry having a broad range of applicable cross-border experience including a key role as Project Manager of Software with NATO in 1996 working within the Turkish Army. He was employed with Vodafone Group plc from 1997 through 2010 as manager of the operational and maintenance center for central and south Italy operations.

Mr. Marcelli has extensive experience in communications, team building as well as management skills in fast changing environments. Since 2007, Mr. Marcelli has been the Managing Director of Multigioco Srl (“Multigioco”) and has been instrumental in its growth, expanding the Newgioco/Multigioco brand to approximately $450 million in gross annual gaming turnover during his tenure.

Franco Salvagni – Vice President of Land-based Operations

Franco Salvagni has served as our Vice President Land-based Operations since August 2016. Mr. Salvagni has 20 years of experience at the retail level in the Italian gaming business. Since 2013, Mr. Salvagni has served as Area Manager in charge of developing the land-based distribution of the betting shops of Ulisse GmbH in Italy and also served as a member of our Board from August 2016 until April 2018.

Beniamino Gianfelici – Vice President of Regulatory Affairs

Beniamino Gianfelici is the founder of Newgioco and has served as our Vice President of Regulatory Affairs since August 2015 and also served as a member of our Board from August 2015 until May 2017. Mr. Gianfelici brings over 35 years of experience in gaming operations in Italy along with a wealth of business relationships in a broad range of industries and several key business centers throughout Italy. Prior to establishing Newgioco in 1996 and entering the gaming business, Mr. Gianfelici formed and managed a successful construction enterprise which designed, engineered and constructed a number of prominent buildings in Rome, Italy.

Gabriele Peroni – Vice President of Business Development

Gabriele Peroni has served as our Vice President Business Development since August 2016 and also served as a member of our Board from August 2016 until April 2018. Mr. Peroni brings 20 years of experience in the online and land-based gaming business. From February 2011 to September 2013, Mr. Peroni was the Senior Sales Manager for GoldBet sportwetten GmbH in charge of business development throughout Italy. In addition, in June 2013, Mr. Peroni co-founded Odissea Betriebsinformatik Beratung GmbH and since September 2013 he has been instrumental to securing a number of significant business-to-business contracts for Odissea.

Family Relationships

Except Beniamino Gianfelici who is the father in law of Alessandro Marcelli, there are no other family relationships among any of our current or former directors or executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

Set forth below is information for the fiscal years ended December 31, 2019 and 2018 relating to the compensation of each person who served as our principal executive officer and our executive officers whose compensation exceeded $100,000 (the “Named Executive Officers”).

Name and principal position	Year	Salary ($)	Bonus ($)	Award(s) ($)	Stock Compensation ($)	All Other Compensation ($)		Total Compensation ($)
Michele Ciavarella	2019	278,750	139,375		83,527	—		501,652
Chief Executive Officer and Chairman of the Board	2018	260,053	—	—	—	500,000	(1)	760,053
Alessandro Marcelli	2019	223,984	111,992	—	5,833	—		341,809
Vice President of Operations	2018	116,400	—	—	—	—		116,400
Luca Pasquini	2019	223,984	111,992	—	5,833	—		341,809
Vice President of Technology and Director	2018	116,400	—	—	—	—		116,400
Beniamino Gianfelici	2019	223,984	111,992	—	5,833	—		341,809
Vice President Regulatory Affairs	2018	116,400	—	—	—	—		116,400
Gabriele Peroni	2019	223,984	111,992	—	5,833	—		341,809
Vice President Business Development	2018	116,400	—	—	—	—		116,400
Franco Salvagni	2019	223,984	111,992	—	5,833	—		341,809
Vice President Land-based Operations	2018	116,400	—	—	—	—		116,400

(1) Represented accrued and unpaid salary from previous periods. In September 2019, the Company issued 125,000 shares of common stock to Gold Street Capital as partial payment of Mr. Ciavarella’s accrued and unpaid salary.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (DECEMBER 31, 2019)

Outstanding Equity Awards at Fiscal Year-End December 31, 2019

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of December 31, 2019:

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options Exercisable (#)	Number of securities underlying unexercised options Unexercisable (#)	Equity incentive plan awards: Number of securities underlying unearned options (#)	Option exercise price ($)	Option expiry Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Michele	22,969	16,406	—	2.96	7/5/2029	—	—	—	—
Ciavarella(1)	6,771	18,229	—	2.80	8/29/2029	—	—	—	—
Alessandro Marcelli(2)	6,771	18,229	—	2.80	8/29/2029	—	—	—	—
Luca Pasquini(2)	6,771	18,229	—	2.80	8/29/2029	—	—	—	—
Beniamino Gianfelici(2)	6,771	18,229	—	2.80	8/29/2029	—	—	—	—
Gabriele Peroni(2)	6,771	18,229	—	2.80	8/29/2029	—	—	—	—
Franco Salvagni(2)	6,771	18,229	—	2.80	8/29/2029	—	—	—	—
Mark Korb(3)	—	25,000	—	2.72	7/1/2026	—	—	—	—

__________________

(1) Mr. Ciavarella was awarded option to purchase 39,375 shares of common stock on July 5, 2019 of which 22,969 are vested. A further option to purchase 25,000 shares of common stock was awarded on August 29,2019 of which 6,771 are vested and the remaining option vest equally over the next eight months.

(2) Mr. Marcelli, Mr. Pasquini, Mr. Gianfelici and Mr. Salvagni were each awarded options to purchase 25,000 shares of common stock on August 29, 2019 of which each have 6,771 vested and the remaining options vest equally over the next eight months.

(3) Mr. Korb was awarded options to purchase 25,000 shares of common stock on July 1, 2019. These options vested on July 1, 2020.

On October 1, 2020, we granted to each of Messrs. Ciavarella, Marcelli, Pasquini. Gianfelici, Peroni, Salvagni and Korb an option to purchase up to 140,000, 56,000, 58,000, 29,000, 43,000, 35,000 and 58,000 shares of our common stock.

Employment Agreements

During the year ended December 31, 2019 and subsequent thereto, we had no formal employment and other compensation-related agreements with our Named Executive Officers other than as listed below.

Michele Ciavarella, Chief Executive Officer

On December 31, 2018, effective as of September 13, 2018 (the “Effective Date”), we entered into an employment agreement (the “Ciavarella Agreement”) with Michele Ciavarella, pursuant to which Mr. Ciavarella agreed to continue to serve as our Chief Executive Officer. Michele Ciavarella has served as our Chief Executive Officer since June 2011. The Ciavarella Agreement terminates on September 30, 2023, unless earlier terminated pursuant to the terms of the Ciavarella Agreement (the “Initial Term”). Upon the expiration of the Initial Term, the term of Mr. Ciavarella’s employment shall automatically be extended for successive one-year periods (the “Successive Term”) unless either party provides the other party with written notice not less than 60 days prior to the end of any Successive Term. Pursuant to the terms of the Ciavarella Agreement, as amended on July 5, 2019, Mr. Ciavarella agreed to reduce his base salary from $395,000 per year, to an annual base salary of $240,000, which base salary may be increased by our Board of Directors, in its sole discretion. In addition, Mr. Ciavarella is eligible to receive a bonus equal up to 75% of his base salary (the “Targeted Bonus”) and receive awards pursuant to our equity incentive plan, as determined by the Board of Directors. Mr. Ciavarella is also eligible to participate in pension, medical, retirement and other benefit plans which are available to our senior officers and directors. In connection with the salary reduction effected on July 5, 2019, Mr. Ciavarella was granted incentive stock options under our 2018 Equity Incentive Plan to purchase 39,375 shares of our common stock, having an exercise price of $2.96 per share, vesting 9,844 shares upon grant and the balance vesting 3,281 shares monthly for nine months and expiring 10 years after grant.

We may terminate Mr. Ciavarella’s employment at any time without Cause or for Cause (as defined in the Ciavarella Agreement) and Mr. Ciavarella may terminate his employment at any time. In the event Mr. Ciavarella’s employment is terminated by us without Cause (as defined in the Ciavarella Agreement) or by Mr. Ciavarella for Good Reason (as defined in the Ciavarella Agreement), Mr. Ciavarella shall be entitled to receive the following: (i) an amount equal to one times the sum of (A) Mr. Ciavarella’s then base salary and (B) an amount equal to the highest annual incentive compensation paid to Mr. Ciavarella during the two most recently completed fiscal years (but not more than the bonus for the-then current fiscal year) payable over a period of twelve months; (ii) in lieu of any incentive compensation for the year in which such termination occurs, payment of an amount equal to (A) the Targeted Bonus (if any) which would have been payable to Mr. Ciavarella had Mr. Ciavarella remained in employment with us during the entire year in which such termination occurred, multiplied by (B) a fraction the numerator of which is the number of days Mr. Ciavarella was employed in the year in which such termination occurs and the denominator of which is the total number of days in the year in which such termination occurs; (iii) reimbursement of expenses properly incurred by Mr. Ciavarella; (iv) if Mr. Ciavarella elects to continue medical coverage under our group health plan, an amount equal to the monthly premiums for such coverage less the amount of employee contributions payable until the earlier of twelve months and the date Mr. Ciavarella becomes eligible to receive such coverage under a subsequent employer’s insurance plan; and (v) except as otherwise provided at the time of grant, all outstanding stock options and restricted stock units issued to Mr. Ciavarella vest in full; provided, however, such vested stock options and restricted stock units shall not be exercisable after the earlier of (A) 30 days after the termination of Mr. Ciavarella’s employment and (B) the expiration date of such awards; provided further that, in the event Mr. Ciavarella’s employment is terminated prior to the compensation committee (the “Committee”) determining the satisfaction of performance criteria applicable with respect to the issuance of any such award, such award will not vest unless and until such determination has been made by the Committee. In the event Mr. Ciavarella’s employment is terminated by us without Cause (as defined in the Ciavarella Agreement) or by Mr. Ciavarella for Good Reason (as defined in the Ciavarella Agreement) and such termination occurs upon, or within two (2) years following, a Change in Control (as defined in the Ciavarella Agreement), Mr. Ciavarella shall be entitled to receive the payments described in the foregoing sentence multiplied by three (3) and such amount shall be payable over a period of twenty-four (24) months after termination.

Upon termination by us of Mr. Ciavarella’s employment for Cause (as defined in the Ciavarella Agreement), Mr. Ciavarella is entitled to receive the following: (i) accrued but unpaid base salary through the termination date and (ii) reimbursement of expenses properly incurred by Mr. Ciavarella payable on the termination date. In the event Mr. Ciavarella’s employment is terminated for death or Disability (as defined in the Agreement), Mr. Ciavarella is entitled to receive the following: (i) accrued but unpaid base salary through the termination date, (ii) reimbursement of expenses properly incurred by Mr. Ciavarella and (iii) one times Mr. Ciavarella’s then base salary payable within 45 days of the termination date. In the event Mr. Ciavarella terminates his employment for any reason other than Good Reason (as defined in the Ciavarella Agreement), Mr. Ciavarella is entitled to receive the following: (i) accrued but unpaid base salary through the termination date and (ii) reimbursement of expenses properly incurred by Mr. Ciavarella payable on the termination date. To be eligible to receive any of the severance payments upon termination of Mr. Ciavarella’s employment by us without Cause (as defined in the Agreement) or by Mr. Ciavarella for Good Reason (as defined in the Ciavarella Agreement), Mr. Ciavarella must execute a release of claims in favor of us as set forth in the Ciavarella Agreement.

Matteo Monteverdi, President

On September 21, 2020 we entered into an employment agreement (the “Monteverdi Agreement”) with Matteo Monteverdi, pursuant to which Mr. Monteverdi agreed to continue to serve as our President. The Monteverdi Agreement terminates on August 31, 2024, unless earlier terminated pursuant to the terms of the Monteverdi Agreement (the “Initial Term”). Upon the expiration of the Initial Term, the term of Mr. Monteverdi’s employment shall automatically be extended for successive one-year periods (the “Successive Term”) unless either party provides the other party with written notice not less than 60 days prior to the end of any Successive Term. Pursuant to the terms of the Monteverdi Agreement, Mr. Monteverdi agreed to an annual base salary of $395,000 per year, which base salary may be increased, but not decreased, by our Board of Directors, in its sole discretion. In addition, Mr. Monteverdi is eligible to receive a bonus equal up to 50% of his base salary (the “Targeted Bonus”) and receive awards pursuant to our equity incentive plan, as determined by the Board of Directors. Mr. Monteverdi is also eligible to participate in pension, medical, retirement and other benefit plans which are available to our senior officers and directors. In connection with the salary, Mr. Monteverdi was granted incentive stock options under our 2018 Equity Incentive Plan to purchase 648,000 shares of our common stock, having an exercise price of $1.84 per share, vesting pro rata on each of September 1, 2021, September 1, 2022, September 1, 2023 and September 1, 2024 and expiring 10 years after grant.

Mr. Monteverdi is also eligible to participate in the Company’s 2018 Equity Incentive Plan and to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other senior executives of the Company or in the alternative may substitute the payment amount that would be paid for health benefits towards contributions to a 401k plan.

In addition, the Employment Agreement also provides for certain payments and benefits in the event of a termination of his employment under specific circumstances. If, during the term of the Employment Agreement, his employment is terminated by the Company other than for “cause,” death or disability or by Mr. Monteverdi for “good reason” (each as defined in his agreement), he would be entitled to receive from the Company in equal installments over a period of six (6) months (1) an amount equal to one (1) times the sum of: (A) his base salary and (B) an amount equal to the highest annual MBO Bonus paid to him (if any) in respect of the two (2) most recent fiscal years of the Company but not more than his MBO Bonus for the-then current fiscal year (provided if such termination occurs within the first twelve (12) months of the Agreement, the amount shall be Executive’s MBO Bonus for the-then current fiscal year); (2) in lieu of any MBO Bonus for the year in which such termination occurs, payment of an amount equal to (A) the MBO Bonus (if any) which would have been payable to Mr. Monteverdi had he remained in employment with the Company during the entire year in which such termination occurred, multiplied by (B) a fraction the numerator of which is the number of days Mr. Monteverdi was employed in the year in which such termination occurs and the denominator of which is the total number of days in the year in which such termination occurs. In addition, he will be entitled to continue to receive under the Employment Agreement an amount equal to the reimbursement of up to $2,000 a month in third-party medical and welfare benefits for Mr. Monteverdi and his dependents, until the earlier of: (A) a period of twelve (12) months after the termination date, or (B) the date Mr. Monteverdi becomes eligible to receive such coverage under a subsequent employer’s insurance plan.

Mr. Monteverdi’s receipt of the termination payments and benefits is contingent upon execution of a general release of any and all claims arising out of or related to his employment with the Company and the termination of his employment, and compliance with the restrictive covenants described in the following paragraph.

Pursuant to the Employment Agreement, Mr. Monteverdi has also agreed to customary restrictions with respect to the disclosure and use of the Company’s confidential information, and has agreed that work product or inventions developed or conceived by him while employed with the Company relating to its business is the Company’s property. In addition, during the term of his employment and for the 12 month period following his termination of employment for any reason, Mr. Monteverdi has agreed not to (1) perform services on behalf of a competing business which was the same or similar to the types services he was authorized, conducted, offered or provided to the Company, (2) solicit or induce any of the Company’s employees or independent contractors to terminate their employment with the Company, (3) solicit any actual or prospective customers with whom he had material contact on behalf of a competing business or (4) solicit any actual or prospective vendors with whom he had material contact to support a competing business.

Mark Korb, Chief Financial Officer

On July 1, 2019, our Board of Directors appointed Mark Korb as our Chief Financial Officer (as well as principal financial officer and principal accounting officer) effective as of July 3, 2019. There is no family relationship between Mr. Korb and any of our other officers and directors. In connection with his appointment, we entered into an Independent Contractor Agreement, dated July 3, 2019 (the “Independent Contractor Agreement”) with Mr. Korb pursuant to which we agreed to pay Mr. Korb $10,000 a month for his services of approximately forty hours per month as our Chief Financial Officer. We also agreed in the Independent Contractor Agreement to issue to Mr. Korb incentive stock options under our 2018 Equity Incentive Plan to purchase 25,000 shares of our common stock, having an exercise price of $2.72 per share, vesting on the one-year anniversary of the grant and expiring seven years thereafter. The term of the Independent Contractor Agreement is one year, provided that it may be terminated by either party at any time for any reason upon 30 days prior written notice. Except as set forth herein, there are no understandings or arrangements between Mr. Korb and any other person pursuant to which Mr. Korb was appointed as our Chief Financial Officer.

Former Chief Financial Officer

On November 30, 2018, we entered into a three year employment agreement (the “MacLean Agreement”) with Elizabeth J. MacLean, pursuant to which Ms. MacLean would serve as our Chief Financial Officer and Chief Compliance Officer effective as of December 1, 2018 (the “Effective Date”). On May 31, 2019 we notified Ms. MacLean that we were terminating the MacLean Agreement effective immediately. Pursuant to the terms of the MacLean Agreement, Ms. MacLean received a base salary of $235,000 and was eligible to receive a bonus (the “Bonus”) and receive awards pursuant to our equity incentive plan as determined by the Board of Directors. Upon termination by us of Ms. MacLean’s employment during the initial six months following the commencement date (December 1, 2018) with or without Cause (as defined in the MacLean Agreement), Ms. MacLean was entitled to receive the following: (i) accrued but unpaid base salary through the May 31, 2019 and (ii) reimbursement of expenses properly incurred by Ms. MacLean payable on the May 31, 2019 termination date.

OTHER INFORMATION REGARDING THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of September 23, 2020, or as otherwise set forth below, with respect to the beneficial ownership of our common stock (i) all persons know to us to be the beneficial owners of more than 5% of the outstanding shares of our common stock, (ii) each of our directors and our executive officer named in the Summary Compensation Table, and (iii) all of our directors and our executive officer as a group. As of September 23, 2020, we had 16,700,139 shares of common stock outstanding.

PRINCIPAL STOCKHOLDERS TABLE

Unless otherwise indicated the mailing address of each of the stockholders below is c/o Newgioco Group, Inc., 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, the Company believes the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

The tables below set forth, as of October 10, 2020, the beneficial ownership of our common stock (i) by any person or group known by us to beneficially own more than 5% of the outstanding common stock, (ii) by each director and executive officer and (iii) by all directors and executive officers as a group. Unless otherwise indicated, we believe that the beneficial owners of the shares have sole voting and investment power over such shares. The address of all individuals for whom an address is not otherwise indicated is c/o Newgioco Group, Inc., 130 Adelaide Street, West, Suite 701, Toronto, Ontario M5H 2K4, Canada.

Name of Beneficial Owner	Number of Shares Beneficially Owned**	Percentage of Common Stock Beneficially Owned(1)
Directors and Executive Officers
Michele Ciavarella (Chief Executive Officer and Chairman of the Board of Directors)(2)	4,578,490	27.4%
Matteo Monteverdi(3)	15,000	*
Gabriele Peroni (Vice President Business Development)(4)	812,573	4.9%
Luca Pasquini (Vice President of Technology and Director)(5)	813,795	4.9%
Mark Korb (Chief Financial Officer)(6)	28,222	*
Alessandro Marcelli (Vice President of Operations)(7)	385,924	2.3%
Beniamino Gianfelici (Vice President of Regulatory Affairs)(8)	384,757	2.3%
Franco Salvagni (Vice President of Land-based Operations)(9)	125,231	*
Paul Sallwasser (Director)(10)	59,792	*
Steven A. Shallcross (Director)(11)	16,146	*
Philippe Blanc (Director) (12)	9,167	*
All current executive officers and directors as a group (11 persons)	6,984,643	41.4%
Other 5% or Greater Stockholders
Gold Street Capital Corp.(13)	4,394,525	26.3%

__________________

* less than 1%

** Adjusted for 1 for 8 reverse stock split effective December 12, 2019

(1)	Based on 16,700,139 shares of common stock outstanding on September 23, 2020.
(2)	Includes 4,394,525 common shares held by Gold Street Capital Corp., a corporation owned by Gilda Pia Ciavarella, the spouse of Michele Ciavarella, and options to purchase 204,375 shares of common stock of which 46,146 are vested and a further 8,819 vests within the next 60 days. Gilda Pia Ciavarella is the President of Gold Street Capital Corp. and in such capacity is deemed to have voting and dispositive power over the securities held by such entity. The principal address for Gold Street Capital Corp. is 122 Mary Street, Zephyr House, Georgetown, Grand Cayman.
(3)	Includes options to purchase 648,000 shares of common stock of which 0 are have vested and zero vest in the next 60 days.
(4)	Includes 802,760 shares of common stock and an option to purchase 61,000 shares of common stock of which 6,771 have vested and 3,042 vest in the next 60 days.
(5)	Includes 802,760 shares of common stock and an option to purchase 83,000 shares of common stock of which 25,000 are vested and 4,264 vest in the next 60 days.
(6)	Includes an option to purchase 83,000 shares of common stock all of which 25,000 are vested and 3,222 vest in the next 60 days.
(7)	Includes 375,000 shares of common stock and an option to purchase 81,000 shares of common stock of which 6,771 are vested and 4,153 vest in the next 60 days.
(8)	Includes 375,000 shares of common stock and an option to purchase 60,000 shares of common stock of which 6,771 are vested and 2,986 vest in the next 60 days.
(9)	Includes 115,418 shares of common stock and an option to purchase 61,000 shares of common stock of which 6,771 are vested and 3,042 vest in the next 60 days.
(10)	Includes 30,000 shares of common stock and an option to purchase 75,625 shares of common stock, of which 20,625 are vested and a further 9,167 vest in the next 60 days.
(11)	Includes an option to purchase 45,313 shares of common stock of which 10,313 are vested and a further 5,833 vest in the next 60 days.
(12)	Includes options to purchase 55,000 shares of common stock of which 0 are vested and a further 9,167 vest in the next 60 days.
(13)	Gilda Pia Ciavarella is the President of Gold Street Capital Corp. and in such capacity is deemed to have voting and dispositive power over the securities held by such entity. The principal address for Gold Street Capital Corp. is 122 Mary Street, Zephyr House, Georgetown, Grand Cayman.

NO DISSENTERS’ RIGHTS

The corporate actions described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Pursuant to our charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions” as required by of Nasdaq Rule 4350(h). For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those proposed transactions between the Company and its employees or directors (other than employment related transactions).

The following includes a summary of transactions during our fiscal years ended December 31, 2019 and 2018 and our current year to which we have been a party, in which the amount involved in the transaction exceeds the lesser of  $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement.

During the year ended December 31, 2019, our Chief Executive Officer used personal credit cards for reimbursable company expenses. For the year ended December 31, 2019, the reimbursable expenses amounted to $54,544 of which we repaid $40,294.

During the year ended December 31, 2018, Gold Street Capital Corp. (“Gold Street”), a major stockholder of ours, which is a company owned by the spouse of our Chief Executive Officer, advanced to us $207,000 net of repayment of approximately $292,000.

On September 4, 2019, we issued to Gold Street 15,196 shares of our common stock as payment in settlement of $48,508 of the reimbursable expenses owing to Gold Street. The balance owing to Gold Street was $2,551 and $39,237 as of December 31, 2019 and 2018, respectively.

In January 2018, we advanced €100,000 (approximately $116,000) to Luca Pasquini, our Vice President of Technology and a Director, to cover fees related to an application for a gaming license in Malta under the name Ulisse Services, Ltd. The amount advanced by the Company to Mr. Pasquini was repaid in full on May 31, 2018.

On May 31, 2018, we paid $58,792 to Doriana Gianfelici (“Ms. Gianfelici”), the spouse of Alessandro Marcelli, our Vice President of Operations, for reimbursement of out-of-pocket expenses in full. At December 31, 2019 there was no balances due to Ms. Gianfelici.

The balances outstanding are as follows:

	December 31, 2019	December 31, 2018
Related Party payables
Gold Street Capital Corp.	$ (2,551)	$ (39,237)

Related Party Receivables
Luca Pasquini	$ 4,123	$ -

In February 2018 we provided a loan of €39,048 (approximately $45,000) to Engage IT Services Srl to finance hardware purchased by third-party betting shops. In June 2018, we increased the loan by €45,675 (approximately $53,000). The loan bears interest at 4.47% and is due in February 2019. Total repayments in 2018 were approximately €43,000 and approximately €43,000, including interest, remains outstanding at December 31, 2018. Luca Pasquini, one of our officers and directors, holds a 34% stake in Engage IT Services Srl.

During the years ended December 31, 2019 and 2018, we paid management fees of approximately €120,000 and €480,000 (approximately $134,388 and $549,000, respectively) to Ulisse Services, Ltd. to cover call center services and office set-up expenses. We paid no management fees and $72,000 in management fees to Gold Street Capital Corp. during the years ended December 31, 2019 and 2018, respectively. During the year ended December 31, 2018, we paid management fees of approximately $6,000 to Luca Pasquini.

On January 30, 2019, we acquired all of the issued and outstanding ordinary shares of VG and Naos. The sellers included Mr. Luca Pasquini, our Vice President of Technology and a member of our Board of Directors, and Mr. Gabriele Peroni, our Vice President of Business Development, each of whom owned 800 ordinary shares of Naos (20% each of the issued and outstanding shares of Naos). On the closing date of the transaction we paid to each of Messrs. Pasquini and Peroni €21,600 (approximately $24,660) in cash, issued to each of them 6,490 shares of our common stock and issued to each of them a note in the principal amount of €478,400 (approximately $546,200). As of December 31, 2019, we made total cash payments to the former shareholders of VG under the VG Share Purchase Agreement equal to €728,000 (approximately $812,900), and we issued 341,235 shares amounting to €830,000 (approximately $905,300) of common stock pursuant to the promissory note. The remaining amounts under the promissory note due to the vendors in cash was €1,664,000 (approximately $1,868,200) and €581,000 (approximately $648,700) to be paid in a number of shares of our common stock as determined by the average of the closing prices of such shares on the last ten trading days immediately preceding the payment dates. As of December 31, 2019, Mr. Pasquini has been paid cash of €125,600 (approximately $141,014) and issued 68,247 shares of common stock valued at €183,800 (approximately $205,463). As of December 31, 2019, Mr. Peroni has been paid cash of €167, 200 (approximately $187,720) and issued 68,247 shares of common stock valued at €183,800 (approximately $205,463).

In addition, pursuant to the terms of the VG purchase agreement, we agreed to pay the sellers as an earnout payment in shares of our common stock within one month from the end of the 2019 fiscal year such number of shares as shall equal to an aggregate amount of €500,000 (approximately $561,000), if the amounts of bets made by the users through the VGS platform related to our 2019 fiscal year are at least 5% higher than the amounts of bets made by the users through the VGS platform related to our 2018 fiscal year. Based on 18,449,380 tickets sold in 2019 VG qualified for the earnout payment of 132,735 shares of common stock equal at a price of $4.23 per share, which shares were issued effective January 2020.

During the year ended December 31, 2018, we and Ulisse mutually agreed to exercise the Ulisse Put Option in lieu of completion of the ADM license tender auction. On May 31, 2018, we repurchased and retired the shares issued in June 2016 with a purchase price adjustment to €10,000,000 (approximately $11,700,000). The purchase price adjustment was paid to the former shareholders of Ulisse half in cash of €5,000,000 (approximately $5,850,000) and we issued 591,950 shares to the sellers to settle the balance of the purchase price adjustment in shares of common stock at the closing price of $8.44 per share on May 31, 2018. The former shareholders of Ulisse included Luca Pasquini, our Vice President Technology and member of our Board of Directors; Gabriele Peroni, our Vice President Business Development and France Salvagni, our Vice President of Land-based Operations. “Ulisse Put Option” refers to the option granted to Ulisse shareholders to resell to us 50% of the shares of common stock 208,200 shares of common stock issued in consideration for the purchase price at a fixed price of $4.00 per share.

During the year ended December 31, 2018, we and Multigioco mutually agreed to exercise the option to repurchase the shares issued to the shareholders of Multigioco at the closing of the acquisition of Multigioco on August 15, 2014 (“Multigioco Put Option”). On June 22, 2018, we repurchased and retired the balance of 255,00 shares of common stock issued to the Multigioco sellers in consideration for the purchase price at a fixed price of $4.00 per share in exchange for €510,000 (approximately $595,000).

On January 1, 2015, we acquired land-based gaming assets from Newgioco Srl for a purchase price of approximately $787,000. Pursuant to the terms of the agreement with Newgioco Srl, we paid approximately $192,000 and $200,000 to Newgioco Srl during the years ended December 31, 2018 and 2017, respectively. Beniamino Gianfelici, our Vice President of Regulatory Affairs is the founder and 50% owner of Newgioco Srl. and is the father in law of Alessandro Marcelli, our Vice President Operations. In connection with the Multigioco Acquisition, on June 22, 2018, we paid the balance due to Newgioco Srl for the purchase of the land-based assets in full.

Mr. Harold Wolkin, through his company, Princeville Capital, purchased 200 Canadian units on May 31, 2018 in our private placement that was consummated in May 2018. Mr. Wolkin received a 10% debenture in the principal amount of CAD $200,000 (approximately $154,245 based upon the exchange rate on May 31, 2018, 4,000 shares of common stock and Canadian Warrants to purchase up to 20,813 shares of our common stock at an exercise price of $4.00 per share which expired on May 31, 2020. On March 18, 2019 the entire principal amount of which together with accrued interest thereon was converted into 50,767 shares of common stock at a conversion price of $3.20 per share. From July 23, 2018 until June 2, 2019, Mr. Wolkin served as Chairman of our Board of Directors and Chair of the Audit Committee. Mr. Wolkin resigned from our Board of Directors on June 2, 2019.

We issued promissory notes in the principal amounts of $186,233 and $131,845 during the years ended December 31, 2015 and 2016, respectively, to Braydon Capital Corp., a company owned by Claudio Ciavarella, the brother of Michele Ciavarella, our Chief Executive Officer. The promissory notes bear interest at a rate of 1% per month and were due in full on demand. As of December 31, 2018, an aggregate of approximately $432,000 in principal and accrued interest remained outstanding. On September 4, 2019, we issued to Braydon Capital Corp. 142,957 shares of our common stock as payment in full of the entire principal amount and accrued interest thereon of $457,461.

On September 4, 2019, we issued to Michele Ciavarella 125,000 shares of our common stock as payment of $500,000 of accrued salary owed to him.

Except as disclosed above or under Executive Compensation and Director Compensation, there have been no transactions or proposed transactions in which our company was or was to be a party where directors or executive officers, nominees for election as a director and members of the immediate family of such persons were involved.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors of Newgioco knows of no other matters to be presented for stockholder action at the 2020 Annual Meeting. However, other matters may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the 2020 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Newgioco will be voted in accordance with the recommendation of the Board of Directors.

ANNUAL REPORT/FORM 10-K

Newgioco’s 2019 Annual Report on Form 10-K for the year ended December 31, 2019 to its stockholders is being mailed to certain stockholders concurrently with this proxy statement. Copies of the Company’s Annual Report on Form 10-K as filed with the SEC and any amendments thereto may be obtained without charge by writing to Newgioco Group, Inc., 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.newgiocogroup.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Newgioco stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Newgioco Group, Inc., Attention: Corporate Secretary, 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4 or by calling us at +39-391-306-4134. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Stockholders who intend to present proposals at the 2021 Annual Meeting of Stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than June 15, 2021. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2021 proxy materials.

The Company’s Bylaws provide that the nomination of persons for election to the Board and the proposal of business to be considered by stockholders may be made at the annual meeting as set out in the Company’s notice of such meeting, by or at the direction of the Board or by any stockholder of the Company who is entitled to vote at the meeting on such nomination or other proposal, and who, in the case of a holder of common stock, complies with certain notice procedures. Any holder of common stock proposing to nominate an individual for election to the Board or proposing business to be considered by the Company’s stockholders at an annual meeting must give written notice and certain information to the Corporate Secretary of the Company generally not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s annual meeting (however, if we hold the 2021 Annual Meeting of Stockholders on a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice no earlier than 120 days prior to such annual meeting and no later than 90 days prior to such annual meeting or 10 days after the day on which public announcement of the date of such meeting is first made by us we announce it publicly). As a result, stockholders who intend to present proposals at the 2021 Annual Meeting of Stockholders under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on July 12, 2021, and no later than the close of business on August 11, 2021.

All proposals should be addressed to the Corporate Secretary, Newgioco Group, Inc., 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4.

By order of the Board of Directors,

/s/ Michele Ciavarella

Michele Ciavarella

Chairman and Chief Executive Officer

Toronto, Ontario Canada

October 16, 2020

APPENDIX A

AMENDMENT NO. 1 TO THE

NEWGIOCO GROUP, INC.

2018 EQUITY INCENTIVE PLAN

This amendment no. 1 (the “Amendment”) to the Newgioco Group, Inc. 2018 Equity Incentive Plan (the “Plan”), is hereby adopted this 7th day of October, 2020, by the Board of Directors (the “Board”) of Newgioco Group, Inc. (the “Company”). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Plan.

WITNESETH:

WHEREAS, the Company adopted the Plan for the purposes set forth therein; and

WHEREAS, pursuant to Section 15(b) of the Plan, the Board has the right to amend the Plan with respect to certain matters, provided that any material increase in the number of Shares available under the Plan shall be subject to the approval of the Company’s stockholders; and

WHEREAS, the Board has approved and authorized this Amendment to the Plan and has recommended that the stockholders of the Company approve this Amendment;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

Section 5(a) of the Plan is hereby amended by increasing the share references in such section by an additional 1,850,000 shares of common stock to 3,000,000 shares of Common Stock, so that Section 5(a) reads in its entirety as follows:

(a)	Basic Limitations. The Common Stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. Subject to adjustment as provided in Section 11, the maximum aggregate number of Shares that may be issued:

(i)	under the Plan shall not exceed 3,000,000 Shares (the “Share Limit”); and

(ii)	pursuant to the exercise of ISOs granted under this Plan shall not exceed 3,000,000 Shares (the “ISO Limit”).

Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

The foregoing is hereby acknowledged as being Amendment No. 1 to the Newgioco Group, Inc. 2018 Equity Incentive Plan, as adopted by the Board on October 7, 2020, and approved by the Company’s stockholders on November 20, 2020.

NEWGIOCO GROUP, INC.

By: /s/ Michele Ciavarella

Name: Michele Ciavarella

Title: Chairman and Chief Executive Officer

NEWGIOCO GROUP, INC. 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4

SUBMIT PROXY BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 19, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SUBMIT PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY DETACH AND RETURN THIS

WHEN SIGNED AND DATED. PORTION ONLY

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:

				For All	Withhold All	For All Except
				☐	☐	☐

1.	Election of Directors

Nominees

	Michele Ciavarella	Paul Sallwasser		Steven Shallcross		Philippe Blanc		Luca Pasquini

The Board of Directors recommends you vote FOR the proposals 2 and 3.

							For	Against	Abstain
2.	To ratify the appointment of BDO AG as our independent registered public accounting firm for our fiscal year ending on December 31, 2020.						☐	☐	☐

3.	To approve an amendment to our 2018 Equity Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan by an additional 1,850,000 shares of common stock.						☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Form 10-K are available at www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

NEWGIOCO GROUP, INC.

2020 Annual Meeting of Stockholders

November 20, 2020 10:00 A.M. Eastern Time

This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Michele Ciavarella and Mark Korb, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEWGIOCO GROUP, INC. that the undersigned is entitled to vote at the 2020 Annual Meeting of Stockholders to be held at 10:00 A.M., Eastern Time, on November 20, 2020, at the offices of the Company, 130 Adelaide Street West, Suite 701, Toronto, Ontario Canada M5H 2K4 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Because we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. As such, we expect that physical attendance will be limited. If we decide to hold the Annual Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a teleconference), we will make an announcement in the manner discussed in these materials and on our corporate website at: www.newgiocogroup.com.

Continued and to be signed on reverse side